Goodwill And Other Intangibles	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Goodwill And Other Intangibles
Goodwill And Other Intangibles

NOTE 9. GOODWILL AND OTHER INTANGIBLES

Changes in the carrying amount of our goodwill for the six months ended June 30, 2011, are as follows:

(in thousands)	Gross carrying amount
Balance at December 31, 2010	$715,005
Goodwill acquired during the period	1,754,385
Measurement period adjustments	4,937
Effect of currency translation	342

Balance at June 30, 2011	$2,474,669

Our other intangible assets consist of the following at June 30, 2011 and December 31, 2010, respectively (in thousands):

	June 30, 2011	December 31, 2010
Indefinite-lived intangibles:
In-process research and development	$337,000	$271,000
Tradenames	59,000	27,000

Total indefinite-lived intangibles	$396,000	$298,000

Definite-lived intangibles:
Licenses (weighted average life of 10 years)	640,466	638,142
Less accumulated amortization	(221,296)	(185,706)

Licenses, net	$419,170	$452,436

Customer relationships (weighted average life of 16 years)	172,000	—
Less accumulated amortization	(421)	—

Tradenames, net	$171,579	$—

Tradenames (weighted average life of 15 years)	46,600	14,600
Less accumulated amortization	(1,778)	(486)

Tradenames, net	$44,822	$14,114

Developed technology (weighted average life of 16 years)	1,849,400	768,400
Less accumulated amortization	(55,209)	(14,614)

Developed technology, net	$1,794,191	$753,786

Service contract	12,166	13,424
Less accumulated amortization	—	—

Service contract, net	$12,166	$13,424

Total definite-lived intangibles, net (weighted average life of 14 years)	$2,441,928	$1,233,760

Other intangibles, net	$2,837,928	$1,531,760

Amortization expense for the six month periods ended June 30, 2011 and 2010 was $78.0 million and $34.6 million, respectively. As of June 30, 2011, the weighted average amortization period for our definite-lived intangible assets in total was approximately 14 years.

Changes in the gross carrying amount of our other intangible assets for the six months ended June 30, 2011, are as follows:

(in thousands)	Gross carrying amount
Balance at December 31, 2010:	$1,732,566
AMS acquisition	1,390,000
Patents	2,000
Measurement period adjustments	(8,258)
Other	324

Balance at June 30, 2011	$3,116,632

Estimated amortization of intangibles for the five fiscal years subsequent to December 31, 2010 is as follows (in thousands):

2011	$195,496
2012	$234,861
2013	$193,087
2014	$179,719
2015	$179,293

NOTE 9. GOODWILL AND OTHER INTANGIBLES

For the year ended December 31, 2010, changes in the carrying amount of Goodwill consisted of the following (in thousands):

Carrying Amount
Balance at December 31, 2009	$302,534
Acquisition of HealthTronics (Note 5)	153,374
Acquisition of Penwest (Note 5)	39,111
Acquisition of Qualitest (Note 5)	219,986

Balance at December 31, 2010	$715,005

As a result of the HealthTronics, Penwest, and Qualitest acquisitions, Endo recorded goodwill of approximately $412.5 million in 2010. In allocating the goodwill from the acquisitions, Endo determined that the a portion of the goodwill derived from the transactions was assignable to each reporting unit due to the value associated with the forecasted synergies related to the acquisitions.

As of January 1, 2011, our annual assessment date, we tested each of our six reporting units for impairment. The results of our analyses showed that no goodwill impairments exist.

Based upon recent market conditions, and a lack of comparable market transactions for similar assets, Endo determined that an income approach using a discounted cash flow model was an appropriate valuation methodology to determine each reporting units' fair value. The income approach converts future amounts to a single present value amount (discounted cash flow model). Our discounted cash flow models are highly reliant on various assumptions, including estimates of future cash flow (including long-term growth rates), discount rate, and expectations about variations in the amount and timing of cash flows and the probability of achieving the estimated cash flows. We believe we have appropriately reflected our best estimate of the assumptions that market participants would use in determining the fair value of our reporting units at the measurement date.

Our other intangible assets consisted of the following at December 31, 2010 and December 31, 2009, respectively (in thousands):

	December 31, 2010	December 31, 2009
Indefinite-lived intangibles:
In-process research and development	$271,000	$100,900
Tradenames	27,000	—

Total indefinite-lived intangibles	$298,000	$100,900

Definite-lived intangibles:
Licenses (weighted average life of 10 years)	638,142	625,242
Less accumulated amortization	(185,706)	(116,233)

Licenses, net	$452,436	$509,009

Tradenames (weighted average life of 15 years)	14,600	—
Less accumulated amortization	(486)	—

Tradenames, net	$14,114	$—

Developed technology (weighted average life of 15 years)	768,400	—
Less accumulated amortization	(14,614)	—

Developed technology, net	$753,786	$—

Service contract	13,424	—
Less accumulated amortization	—	—

Service contract, net	$13,424	$—

Total definite-lived intangibles, net (weighted average life of 13 years)	$1,233,760	$509,009

Other intangibles, net	$1,531,760	$609,909

Changes in the gross carrying amount of our other intangible assets for the year ended December 31, 2010, are as follows:

(in thousands)	Gross carrying amount
Balance at December 31, 2009	$726,142
HealthTronics acquisition	74,324
Penwest acquisition	111,200
Qualitest acquisition	843,000
Milestone resulting from FDA approval of FortestaTM	12,500
Octreotide impairment	(22,000)
Pagoclone impairment	(13,000)
Other	400

Balance at December 31, 2010	$1,732,566

As part of our annual review of all in-process research and development assets, we conducted an in-depth review of both octreotide indications. This review covered a number of factors including the market potential of each product given its stage of development, taking into account, among other things, issues of safety and efficacy, product profile, competitiveness of the marketplace, the proprietary position of the product and its potential profitability. Our review resulted in no impact to the carrying value of $9 million related to our octreotide – acromegaly intangible asset. However, the analysis identified certain commercial challenges with respect to the octreotide – carcinoid syndrome intangible asset including the expected rate of physician acceptance and the expected rate of existing patients willing to switch therapies. Upon analyzing the Company's R&D priorities, available resources for current and future projects, and the commercial potential for octreotide – carcinoid syndrome, the Company has decided to discontinue development of octreotide for the treatment of carcinoid syndrome.

As a result of the above developments, the Company recorded a pre-tax non-cash impairment charge of $22.0 million for the year ended December 31, 2010, to write-off, in its entirety, the octreotide – carcinoid syndrome intangible asset.

In May 2010, following the completion of the pagoclone phase IIb study, Teva terminated their agreement with the Company whereby Teva had agreed to fund all future development and commercialization costs of pagoclone in exchange for exclusive worldwide rights. As a result of this termination, all rights to pagoclone were returned to us. As a result of this triggering event, we assessed the product's indication and targeted population of eligible recipients, the future probability of regulatory approval, relative timing of commercialization, and estimates of the amount and timing of future cash flows. To calculate the fair value of the pagoclone intangible asset, the Company used an income approach using a discounted cash flow model considering management's current evaluation of the above mentioned factors. The Company utilized a probability-weighted cash flow model using a present value discount factor of 17% which we believe to be commensurate with the overall risk associated with this particular product. The cash-flow model included our best estimates of future FDA approval associated with the indication and population of eligible recipients. The Company presently believes that the level and timing of cash flows assumed, discount rate, and probabilities of success appropriately reflected market participant assumptions. The fair value of the pagoclone intangible asset was determined to be $8.0 million. Accordingly, the Company recorded a pre-tax non-cash impairment charge of $13.0 million during 2010, representing the difference between the carrying value of the intangible asset and its estimated fair value. The impairment charge was recognized in earnings and included the Impairment of other intangible assets line item in the Condensed Consolidated Statements of Operations. Changes in any of our assumptions may result in a further reduction to the estimated fair value of the pagoclone intangible asset and could result in additional and potentially full future impairment charges of up to $8.0 million.

As a result of the FDA's Complete Response letter related to our NDA for AveedTM in 2009 (see Note 5 for further details), the Company performed an impairment review for the AveedTM intangible asset and concluded that it is required, under generally accepted accounting principles, to record a pre-tax, non-cash impairment charge to write-down the asset to its estimated fair value. In the complete response letter, the FDA requested information to address the agency's concerns regarding rare but serious adverse events, including post-injection anaphylactic reaction and pulmonary oily microembolism. The letter also specified that our proposed Risk Evaluation and Mitigation Strategy with respect to the product is not sufficient. We believe that significant regulatory uncertainty currently exists with respect to the timing, label and regulatory path forward for AveedTM , and accordingly determined that a review for asset impairment was appropriate. Although the Company is continuing to evaluate the FDA's findings to better understand the agency's concerns, we were required to estimate the fair value of our AveedTM indefinite-lived intangible asset as of the date we received the Complete Response letter. To estimate fair value we assessed the possible changes to the product's indication and targeted population of eligible recipients, the future probability of regulatory approval, relative timing of commercialization, and estimates of the amount and timing of future cash flows. In January 2010, the Company was notified that the U.S. patent office had issued a Notice of Allowance on a patent covering the AveedTM formulation. Therefore, management considered the likely benefit of patent exclusivity when estimating these future cash flows. To calculate the fair value of the AveedTM intangible asset, the Company used an income approach using a discounted cash flow model considering management's current evaluation of the above mentioned factors. The Company utilized probability-weighted cash flow models using a present value discount factor of 15% which we believe to be commensurate with the overall risk associated with this particular product. The cash-flow models included our best estimates of future FDA approval associated with each potential indication and population of eligible recipients. The Company believes that the level and timing of cash flows assumed, discount rate, and probabilities of success appropriately reflect market participant assumptions.

The fair value of the AveedTM intangible asset was determined to be $35 million. Accordingly, the Company recorded a pre-tax non-cash impairment charge of $65 million for the year ended December 31, 2009, representing the difference between the carrying value of the intangible asset and its estimated fair value. The impairment charge has been recognized in earnings and included the Impairment of other intangible assets line item in the Consolidated Statements of Operations. Changes in any of these assumptions may result in a further reduction to the estimated fair value of the AveedTM intangible asset resulting in additional and potentially full future impairment charges. Such additional impairment charges could materially impact our results of operations in future periods.

In December of 2009, the Company's Phase III clinical trials for Pro2000 provided conclusive results that the drug was not effective. In December 2009, the Company concluded there was no further value or alternative future uses associated with this indefinite-lived asset. Accordingly, we recorded a $4 million impairment charge to write-off the Pro2000 intangible asset in its entirety.

On November 11, 2009, we reached a settlement with LecTec Corporation on outstanding patent litigation. Endo made a one-time, $23 million payment for the exclusive license to two patents for use in the field of prescription pain medicines and treatment. As part of this settlement, both Hind Healthcare Inc. and Teikoku Seiyaku Co., Ltd. (Teikoku) were each contractually required to fund their share of this settlement. Accordingly, we recorded an intangible asset representing the portion of our net payment attributable to the license. The remaining $1.3 million was charged to expense within selling, general, and administrative, representing our estimate of the portion of our net payment attributable to the settlement. Effective October 1, 2010, we granted Teikoku non-exclusive license rights with respect to the applicable patents.

Amortization expense was $84.6 million, $63.5 million, and $33.5 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010, estimated amortization of intangibles for the five fiscal years subsequent to December 31, 2010 is as follows (in thousands):

2011	$147,344
2012	$147,081
2013	$105,308
2014	$92,454
2015	$92,200